ADDENDUM
TO ADDENDUM TO OPTION AGREEMENT AMENDMENT DATED NOVEMBER 4, 2004
FOR THE UNDERSHIL AIMAG “ALTAN” PROPERTY

THIS ADDENDUM is made effective as of the 25th day of June, 2005

BETWEEN
MONGOLAIN EXPLORATIONS LTD. (the “MEL”)
A Nevada Corporation
750 West Pender Street, Ste. 1605, Vancouver, B.C., V6C 2T8

&

TON FEI FRED THAM & ASSOCIATES (“THAM”)
4323 West 12th Avenue, Vancouver, B.C., Canada, V6R 2P9

WHEREAS:
1)	This addendum to the Addendum to Option Agreement (the “OA”) dated November 4, 2004 does not supercede or override any previous addendum unless specifically stated herein.

2)
Due to (a) Rio Minerals Limited unavailability to perform the exploration work program slated for July 31, 2005; (b) the ongoing attempt of Mongolian to obtain its Registration Statement “effective” status with the U.S. Securities and Exchange Commission regarding its filing of the SB-2 Registration Statements; (c) the oncoming inclement weather conditions; and (d) as a consequence, to raise the necessary capital in a timely manner which has caused Mongolian to amend the Option Agreement; and

WHEREAS:
Pursuant to the Section 2 of the Addendum to Option Agreement dated November 4, 2004, Mongolian was required to incur the following exploration expenditures:

(a)	(ii) (2) $26,444 on or before July 31, 2005
(b)	(ii) (3) $50,000 on or before July 31, 2006; and
(c)	(ii) (4) $100,000 on or before July 31, 2007.

NOW, THEREFORE BE IT RESOLVED:
Section 2 of the Addendum to Option Agreement dated November 4, 2004, shall be amended in the following manner:

(a)	(ii) $26,444 on or before March 31, 2006
(b)	(ii) $50,000 on or before December 31, 2006; and
(c)	(ii) $100,000 on or before December 31, 2007.

IN WITNESS WHEREOF, this Addendum to the Addendum to Option Agreement dated November 4, 2004, has been executed by the parties hereto as of the day and the year first above written.

MONGOLIAN EXPLORATIONS LTD                           TON FEI FRED THAM & ASSOCIATES

/s/ Ivan Bebek                                                                      /s/  Ton Fei Fred Tham
      Ivan Bebek, President, Director                                          Ton Fei Fred Tham